SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2015

PARK CITY GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	000-03718	37-1454128
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

299 South Main Street, Suite 2370, Salt Lake City, Utah 84111
(Address of principal executive offices)

(435) 645-2000
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 6, 2015, Park City Group, Inc. (the “Company”) received a letter from James Gillis, a member of the Company’s Board of Directors since 2008, conveying his retirement from the Board in order to make more time for personal interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK CITY GROUP, INC.

Date: March 10, 2015	By:	/s/ Edward L. Clissold
Edward L. Clissold
Chief Financial Officer